UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2009

TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10545	13-3355897
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification Number)

80 Pine Street, New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 770-2000

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     At the 2009 Annual Meeting of Stockholders of Transatlantic Holdings, Inc. (the "Company"), held on May 21, 2009, the Company's stockholders approved the Transatlantic Holdings, Inc. 2009 Long Term Equity Incentive Plan (the "Plan"). The Plan will be administered by the Compensation Committee of the Board of Directors. Employees, officer and consultants who are selected by the Compensation Committee are eligible to participate in the Plan. The Plan replaces the Company's 2000 Stock Option Plan and 2003 Stock Incentive Plan (the "Prior Plans"), and no further awards will be granted under the Prior Plans. The maximum number of shares of our Common Stock that may be issued under the Plan is 2,600,000.

     The Plan provides the Compensation Committee with the authority to award options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards and share awards, any of which may be performance-based with vesting and other award provisions that provide incentives to Company employees, officers and consultants.

     The maximum number of options, SARs, performance-based restricted stock and performance share units granted to an individual in any three-year calendar period may not exceed 1,000,000, and the maximum dollar amount of cash or the fair market value of shares that any individual may receive in any calendar year in respect of performance units may not exceed $5,000,000. The Plan prohibits granting stock options or stock appreciation rights with exercise prices lower than the fair-market value of underlying shares on the grant date, except in connection with substitute or replacement awards made in connection with a merger or other corporate acquisition. The Plan prohibits the repricing of stock options and stock appreciation rights without the approval of stockholders, except in connection with a stock split, reverse stock split or similar change in the number of outstanding shares. The term of stock options and SARs pursuant to the Plan generally may not exceed ten years. If awards are performance-based, then performance must be measured over a period of at least one year.

ITEM 8.01 OTHER EVENTS.

At the Company’s Annual Meeting of Shareholders held on May 21, 2009, the stockholders:

(a) elected seven directors for a one year term, as follows:

NOMINEE	SHARES FOR	SHARES WITHHELD
Ian H. Chippendale	65,234,930	346,064
John G. Foos	65,256,690	324,304
John L. McCarthy	65,236,152	344,842
Robert F. Orlich	65,163,873	417,121
William J. Poutsiaka	65,262,200	318,794
Richard S. Press	65,234,878	346,116
Thomas R. Tizzio	58,174,456	7,406,538

(b) approved, by a vote of 63,197,678 shares in favor to 1,390,433 shares opposed, with 299,861 abstentions, 693,022 broker non-votes and 783,364 shares not voting, a proposal to adopt the 2009 Long Term Equity Incentive Plan.

(c) approved, by a vote of 65,472,077 shares in favor to 104,812 shares opposed, with 4,105 abstentions and 783,364 shares not voting, a proposal to ratify the selection of PricewaterhouseCoopers LLP as Transatlantic Holdings, Inc.’s independent registered public accounting firm for 2009.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

Exhibit
No.	Description
10.1	Transatlantic Holdings, Inc. 2009 Long Term Equity Incentive Plan, dated May 21, 2009 (filed as an exhibit to the Company's Registration Statement on Form S-8 (File No. 001-10545) dated May 21, 2009, and incorporated herein by reference).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC.
(Registrant)

By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Senior Vice President and General Counsel

Date: May 26, 2009

Exhibit Index

Exhibit
No.	Description
10.1	Transatlantic Holdings, Inc. 2009 Long Term Equity Incentive Plan, dated May 21, 2009 (filed as an exhibit to the Company's Registration Statement on Form S-8 (File No. 001-10545) dated May 21, 2009, and incorporated herein by reference).